U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 10, 2007

(Date of Report - Date of Earliest Event Reported)

CACI International Inc

(Exact name of registrant as specified in its Charter)

Delaware	001-31400	54-1345899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 N. Glebe Road

Arlington, Virginia 22201

(Address of Principal executive offices)(ZIP code)

(703) 841-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Purchase Agreement

On May 10, 2007, CACI International Inc (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) under which it agreed to sell $270 million aggregate principal amount of its 2.125% Convertible Senior Subordinated Notes due May 1, 2014 (the “Notes”) to J.P. Morgan Securities Inc., Banc of America Securities LLC, Morgan Stanley & Co. Incorporated, Raymond James & Associates, Inc., SunTrust Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the “Initial Purchasers”), plus up to an additional $30 million aggregate principal amount of Notes to cover any over-allotments. The over-allotment option has been exercised in full. The net proceeds from the offering, after deducting the Initial Purchasers’ discount and the estimated offering expenses payable by the Company, were approximately $292.0 million. A copy of the Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

The description of any document filed as an Exhibit with this Report is a summary which is qualified in its entirety by the actual terms of the related Exhibit.

The closing of the sale of $300 million in aggregate principal amount of the Notes occurred on May 16, 2007. The Notes and the shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”), issuable in certain circumstances upon conversion of the Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.

Indenture and Notes

The Notes are governed by an indenture, dated as of May 16, 2007 (the “Indenture”), between the Company and The Bank of New York, as trustee (the “Trustee”). A copy of the Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by this reference.

The Notes will be convertible into cash and, if applicable, shares of Common Stock based on a conversion rate of 18.2989 shares of Common Stock per $1,000 principal amount of Notes (which is equal to an initial conversion price of approximately $54.65 per share), subject to adjustment, prior to the close of business on the business day immediately preceding February

19, 2014, only under the following circumstances: (1) during any fiscal quarter commencing after March 31, 2007, if the last reported sale price of the common stock for at least 20 trading days during a period of 30 consecutive trading days ending on the last trading day of the preceding fiscal quarter is greater than or equal to 130% of the applicable conversion price on each applicable trading day; (2) during the five business day period after any 10 consecutive trading day period (the “measurement period”) in which the trading price per Note for each day of that measurement period was less than 97% of the product of the last reported sale price of the Company’s Common Stock and the applicable conversion rate on each such day; or (3) upon the occurrence of specified corporate transactions. On and after February 19, 2014, until the close of business on the third business day immediately preceding the maturity date, holders may convert their notes at any time, regardless of the foregoing circumstances. Upon conversion, the Company will pay cash up to the principal amount of notes converted and deliver shares of Common Stock in respect of the remainder, if any, of our conversion obligation in excess of the aggregate principal amount of the Notes being converted.

The Notes will bear interest at a rate of 2.125% per year, payable semiannually in arrears in cash on May 1 and November 1 of each year, beginning on November 1, 2007. The Notes will mature on May 1, 2014.

The holders of the Notes who convert their Notes in connection with a “fundamental change,” as defined in the Indenture, may be entitled to a make-whole premium in the form of an increase in the conversion rate. Additionally, in the event of a fundamental change, the holders of the Notes may require the Company to purchase all or a portion of their Notes at a purchase price equal to 100% of the principal amount of Notes, plus accrued and unpaid interest, if any.

The Notes are not protected by restrictive covenants, are an unsecured obligation of the Company, and are not an obligation of, or guaranteed by, any of the Company’s subsidiaries. The Notes rank senior in right of payment to the Company’s existing and future indebtedness that provides for its subordination to the Notes; equal in right of payment to our existing and future indebtedness providing for equal ranking with the Notes; and junior in right of payment to all of the Company’s other existing and future indebtedness. As of March 31, 2007, the Company’s total long-term debt on a consolidated basis was $341 million, all of which would rank senior to the Notes. After giving effect to the issuance of the Notes, the Company’s total consolidated indebtedness would have been $641 million as of that date. The Notes are effectively subordinated in right of payment to the liabilities of the Company’s subsidiaries.

Registration Rights Agreement

In connection with the sale of the Notes, the Company entered into a registration rights agreement, dated as of May 16, 2007, with the Initial Purchasers (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company has agreed to use its commercially reasonable efforts to file within 90 days after the closing of the offering of the Notes, and to cause to become effective within 180 days after that closing, a shelf registration statement with respect to the resale of the Notes and the shares of Common Stock issuable upon conversion of the Notes. The Company will use its commercially reasonable efforts to keep the shelf registration statement effective until the earlier of (i) the second anniversary of the closing of the offering of the Notes or (ii) the date when the Notes and Common Stock issuable upon conversion of the Notes cease to be registrable securities, as defined in the Registration Rights Agreement. The Company will be required to pay additional interest, subject to some limitations, to the holders of the Notes if it fails to comply with its obligations to register the Notes and the Common Stock issuable upon conversion of the Notes. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Convertible Note Hedge Transactions

In connection with the sale of the Notes, the Company entered into convertible note hedge transactions with respect to its Common Stock (the “Purchased Call Options”) with Morgan Stanley & Co. International plc, J.P. Morgan Chase Bank, National Association, and Bank of America, N.A., each of which is affiliated with an Initial Purchaser (collectively, the “Dealers”). The Purchased Call Options cover, subject to customary anti-dilution adjustments, 5,489,670 shares of Common Stock at a strike price which corresponds to the initial conversion price of the Notes. The Company paid an aggregate amount of approximately $84.4 million for the Purchased Call Options. Copies of the letter agreements with each of the Dealers relating to the convertible note hedge transactions, in each case as amended to reflect the exercise of the over-allotment option, are attached hereto as Exhibits 4.3, 4.5 and 4.7 and are incorporated herein by reference.

Issuer Warrant Transactions

The Company also entered into separate issuer warrant transactions whereby the Company has sold to the Dealers warrants to acquire, subject to customary anti-dilution adjustments, 5,489,670 shares of Common Stock (the “Warrants”) at a strike price of $68.31 per share of Common Stock. The Company received aggregate proceeds of approximately $56.5 million from the sale of the Warrants. Copies of the letter agreements with each of the Dealers relating to the Warrant transactions, in each case as amended to reflect the exercise of the over-allotment option, are attached hereto as Exhibits 4.4, 4.6 and 4.8 and are incorporated herein by reference.

The Purchased Call Options and the Warrants are separate contracts entered into by the Company with the Dealers, are not part of the terms of the Notes and will not affect the holders’ rights under the Notes. The Purchased Call Options are expected to reduce the potential dilution upon conversion of the Notes in the event that the market value per share of the Common Stock at the time of exercise is greater than the strike price of the Purchased Call Options, which corresponds to the initial conversion price of the Notes and is simultaneously subject to certain customary adjustments.

If the market value per share of the Common Stock at the time of conversion of the Notes is above the strike price of the Purchased Call Options, the Purchased Call Options entitle the Company to receive from the Dealers net shares of Common Stock, based on the excess of the then current market price of the Common Stock over the strike price of the Purchased Call Options. Additionally, if the market price of the Common Stock at the time of exercise of the Warrants exceeds the strike price of the Warrants, the Company will owe the Dealers net shares of Common Stock, not offset by the Purchased Call Options, in an amount based on the excess of the then current market price of the Common Stock over the strike price of the Warrants.

These transactions will generally have the effect of increasing the conversion price of the Notes to $68.31 per share of Common Stock, representing a 50% premium based on the closing price of $45.54 per share on May 10, 2007.

The Warrants and the underlying Common Stock issuable upon exercise of the Warrants have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 16, 2007, the Company issued $300 million aggregate principal amount of the Notes. The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act.

The Notes will bear interest at a rate of 2.125% per year, payable semiannually in arrears in cash on May 1 and November 1 of each year, beginning on November 1, 2007. The Notes will mature on May 1, 2014.

Additional terms and conditions are contained in Item 1.01 and are incorporated herein by reference.

This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 3.02.	Unregistered Sales of Equity Securities.

On May 10, 2007, the Company agreed to sell $270 million aggregate principal amount of the Notes to the Initial Purchasers in a private placement pursuant to exemptions from the registration requirements of the Securities Act, plus up to an additional $30 million of aggregate principal amount of Notes to cover any over-allotment. The over-allotment option was exercised in full. The net proceeds from the sale of $300 million in aggregate principal amount of Notes, after deducting the Initial Purchasers’ discount and the estimated offering expenses payable by the Company, were approximately $292.0 million. The Initial Purchasers received an aggregate commission of approximately $6.4 million in connection with the offering of the Notes.

The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.

The Notes and the underlying Common Stock issuable upon conversion of the Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

On May 10, 2007, pursuant to the Warrants, the Company agreed to sell Warrants to acquire, subject to customary anti-dilution adjustments, 5,489,670 shares of Common Stock at a strike price of $68.31 per share of Common Stock in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Company received aggregate proceeds of approximately $56.5 million from the sale of the Warrants.

Additional information pertaining to the Notes and the Warrants is contained in Item 1.01 and is incorporated herein by reference.

Neither the Warrants nor the underlying Common Stock issuable upon conversion of the Warrants have been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Document Description

4.1	Indenture related to the 2.125% Convertible Senior Subordinated Notes Due 2014, dated as of May 16, 2007, between CACI International Inc and The Bank of New York, as trustee (including form of 2.125% Convertible Senior Subordinated Note due 2014).

4.2	Registration Rights Agreement, dated as of May 16, 2007, among CACI International Inc and J.P. Morgan Securities Inc., Banc of America Securities LLC, Morgan Stanley & Co. Incorporated, Raymond James & Associates, Inc., SunTrust Capital Markets, Inc. and Wachovia Capital Markets, LLC.

4.3	Letter Agreement re Call Option Transaction dated as of May 10, 2007, by and between CACI International Inc and Morgan Stanley & Co. International plc, as amended May 11, 2007.

4.4	Letter Agreement re Warrants dated as of May 10, 2007, by and between CACI International Inc and Morgan Stanley & Co. International plc, as amended May 11, 2007.

4.5	Letter Agreement re Call Option Transaction dated as of May 10, 2007, by and between CACI International Inc and J.P. Morgan Chase Bank, National Association, as amended May 11, 2007.

4.6	Letter Agreement re Warrants dated as of May 10, 2007, by and between CACI International Inc and J.P. Morgan Chase Bank, National Association, as amended May 11, 2007.

4.7	Letter Agreement re Call Option Transaction dated as of May 10, 2007, by and between CACI International Inc and Bank of America, N.A., as amended May 11, 2007.

4.8	Letter Agreement re Warrants dated as of May 10, 2007, by and between CACI International Inc and Bank of America, N.A., as amended May 11, 2007.

10.1	Purchase Agreement, dated May 10, 2007, among CACI International Inc and J.P. Morgan Securities Inc., Banc of America Securities LLC, Morgan Stanley & Co. Incorporated, Raymond James & Associates, Inc., SunTrust Capital Markets, Inc. and Wachovia Capital Markets, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI INTERNATIONAL INC

Date: May 16, 2007	By:	/s/ Arnold D. Morse
	Name:	Arnold D. Morse
	Title:	Senior Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

4.1	Indenture related to the 2.125% Convertible Senior Subordinated Notes Due 2014, dated as of May 16, 2007, between CACI International Inc and The Bank of New York, as trustee (including form of 2.125% Convertible Senior Subordinated Note due 2014).

4.2	Registration Rights Agreement, dated as of May 16, 2007, among CACI International Inc and J.P. Morgan Securities Inc., Banc of America Securities LLC, Morgan Stanley & Co. Incorporated, Raymond James & Associates, Inc., SunTrust Capital Markets, Inc. and Wachovia Capital Markets, LLC.

4.3	Letter Agreement re Call Option Transaction dated as of May 10, 2007, by and between CACI International Inc and Morgan Stanley & Co. International plc, as amended May 11, 2007.

4.4	Letter Agreement re Warrants dated as of May 10, 2007, by and between CACI International Inc and Morgan Stanley & Co. International plc, as amended May 11, 2007.

4.5	Letter Agreement re Call Option Transaction dated as of May 10, 2007, by and between CACI International Inc and J.P. Morgan Chase Bank, National Association, as amended May 11, 2007.

4.6	Letter Agreement re Warrants dated as of May 10, 2007, by and between CACI International Inc and J.P. Morgan Chase Bank, National Association, as amended May 11, 2007.

4.7	Letter Agreement re Call Option Transaction dated as of May 10, 2007, by and between CACI International Inc and Bank of America, N.A., as amended May 11, 2007.

4.8	Letter Agreement re Warrants dated as of May 10, 2007, by and between CACI International Inc and Bank of America, N.A., as amended May 11, 2007.

10.1	Purchase Agreement, dated May 10, 2007, among CACI International Inc and J.P. Morgan Securities Inc., Banc of America Securities LLC, Morgan Stanley & Co. Incorporated, Raymond James & Associates, Inc., SunTrust Capital Markets, Inc. and Wachovia Capital Markets, LLC.